Exhibit 10.1

AMENDMENT TO SPONSOR SUPPORT AGREEMENT

THIS AMENDMENT TO SPONSOR SUPPORT AGREEMENT (this “Amendment”) is made and entered into as of December 5, 2024 by and among Webull Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company”), SK Growth Opportunities Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), and Auxo Capital Managers LLC, a Delaware limited liability company (“Sponsor”) and certain shareholders of SPAC set forth on Schedule A hereto (together with the Sponsor, collectively, the “SPAC Insiders” and each, a “SPAC Insider”).

WHEREAS, the Company, SPAC, Feather Sound I Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of the Company (“Merger Sub I”) and Feather Sound II Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of the Company (“Merger Sub II”) are parties to that certain Business Combination Agreement, dated as of February 27, 2024 (as may be amended and modified from time to time in accordance with its terms, the “Business Combination Agreement”)

WHEREAS, concurrently with the execution of the Business Combination Agreement, the parties hereto entered into a Sponsor Support Agreement dated as of February 27, 2024 (the “Sponsor Support Agreement”), pursuant to and subject to the terms and conditions of which, the SPAC Insiders have made certain covenants therein in favor of the Company and SPAC, as applicable;

WHEREAS, on December 5, 2024, the Company, SPAC, Merger Sub I and Merger Sub II entered into an Amendment to the Business Combination Agreement (the “Amendment”) to amend certain terms of the Business Combination Agreement;

WHEREAS, Section 6.3 (Entire Agreement; Amendment) of the Sponsor Support Agreement provides that the Sponsor Support Agreement may be amended by a written instrument executed by all parties thereto; and

WHEREAS, the parties hereto desire to amend the Sponsor Support Agreement pursuant to the terms as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Sponsor Support Agreement.

2. Amendments to the Sponsor Support Agreement. Effective as of the date hereof, the last sentence of Section 4.14 of the Sponsor Support Agreement is hereby deleted and replaced in its entirety with the following:

Notwithstanding the foregoing, Sponsor shall in no event be required to forfeit more than 2,000,000 SPAC Class B Ordinary Shares pursuant to the Additional Non-Redemption Agreements; provided that to the extent the aggregate amount of SPAC Class B Ordinary Shares to be forfeited by Sponsor pursuant to the Additional Non-Redemption Agreements is less than 2,000,000, on the Closing Date and immediately prior to the First Merger Effective Time, Sponsor shall, upon a written request of the Company, forfeit an additional number of SPAC Class B Ordinary Shares set forth therein, which shall be no greater than the difference between (i) 2,000,000, minus (ii) the aggregate amount of SPAC Class B Ordinary Shares to be forfeited by Sponsor pursuant to the Additional Non-Redemption Agreements.

3. No Further Amendment. The parties hereto agree that, except as provided herein, all other provisions of the Sponsor Support Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment forms an integral and inseparable part of the Sponsor Support Agreement.

4. References. All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Sponsor Support Agreement shall refer to the Sponsor Support Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Sponsor Support Agreement (as amended hereby) and references in the Sponsor Support Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to February 27, 2024.

5. Other Miscellaneous Terms. Sections 6.2 (Notice) through 6.8 (Counterparts) of the Sponsor Support Agreement shall apply mutatis mutandis to this Amendment, as if set forth in full herein.

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

Webull Corporation

By:	/s/ Anquan Wang
	Name:	Anquan Wang
	Title:	Director

[Signature Page to Amendment to Sponsor Support Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

SK Growth Opportunities Corporation

By:	/s/ Derek Jensen
	Name:	Derek Jensen
	Title:	Director and Chief Financial Officer

[Signature Page to Amendment to Sponsor Support Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

Auxo Capital Managers LLC

By:	/s/ Richard Chin
	Name:	Richard Chin
	Title:	Manager

By:	/s/ Derek Jensen
	Name:	Derek Jensen
	Title:	Manager

[Signature Page to Amendment to Sponsor Support Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

john boehner

By:	/s/ John Boehner
	Name:	John Boehner
	Title:	Director

[Signature Page to Amendment to Sponsor Support Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

martin payne

By:	/s/ Marin Payne
	Name:	Marin Payne
	Title:	Director

[Signature Page to Amendment to Sponsor Support Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

michael noonen

By:	/s/ Michael Noonen
	Name:	Michael Noonen
	Title:	Director

[Signature Page to Amendment to Sponsor Support Agreement]

SCHEDULE A

SPAC INSIDERS